Year-Ahead International Portfolio	Series 01A [ 1/12/2001 - Current Offering ] | cusip: 29471T543
Fund Overview
As of April 4, 2001
Closing NAV: 0.84233	Previous Close: 0.82584	Change: +0.01649	% Change: +1.99675%
The Objective: The Portfolio seeks capital appreciation by investing in a selection of international common stocks. The Strategy:
Portfolio stocks are chosen by the Merrill Lynch Global Securities Research & Economics Group for their growth potential over the coming year. The stocks will be held for about a year, after which we intend to select a new Year-Ahead Portfolio. At that time, you can choose to roll your proceeds into the next portfolio, if available, or redeem your investment. Although this is a one-year investment, we suggest you continue with this Strategy for at least three to five years for potentially more consistent results. Investors should consider their ability to pursue investing in successive portfolios.

Current Year-Ahead International Portfolio stocks come from the following countries:

Approximate Percentages on 1/12/01

France	20%
Netherlands	20%
Canada	13%
Australia	7%
Brazil	7%
Germany	7%
Japan	7%
United Kingdom	7%
Ireland	6%
Switzerland	6%

Portfolio stocks come from the following industries:

Approximate Percentages on 1/12/01

Financial Services	20%
Medical/Drugs	13%
Oil/Integrated	13%
Audio/Video Products	7%
Semiconductors	7%
Software	7%
Telecommunications Equipment	7%
Tobacco	7%
Transport/Air Freight	7%
Food/Retail	6%
Oil & Gas Drilling	6%
Offered By: This portfolio is offered by Merrill Lynch (YAI01A).
Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund. The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges. Therefore, you will not be able to calculate these prices (or related performance information) with the security prices and weightings listed below.

As of Wednesday, April 04, 2001
Security	Symbol	Price	% of Portfolio
Elan Corporation Plc	ELN	52.00	8.96
Koninklijke Ahold NV-SP ADR	AHO	31.45	8.13
BRITISH AMERICAN TOBACCO PLC	BATS LN	7.58	7.86
Serono SA	SRA	19.80	7.45
Precision Drilling Corp.	PDS	34.89	7.38
Total Fina Elf	TOT	69.22	7.32
SONY Corporation	SNE	68.51	7.25
National Australia Bank	NAB	72.75	7.12
Petroleo Brasileiro S.A. - Petrobras	PBR	23.30	6.66
TNT Post Group NV	TPG NA	21.41	6.63
Axa	AXA	53.25	6.05
ABN AMRO Holding (ADR)	ABN	18.30	5.88
STMicroelectronics N.V.	STM	31.89	5.87
SAP AG	SAP	25.26	4.55
Nortel Networks Corporation	NT	12.95	3.04
Fees & Expenses
Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units.

Unitholder Fees	Maximum as a % of the Amount Invested

Creation and Development Fee (0.250% of net assets)	0.30%
Sales Charges	2.50%
Total Maximum Sales Charges (including Creation and Development Fee)	2.80%

If you sell your units before termination, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Portfolio Expenses	Amount per 1,000 Units

Estimated Operating Expenses (0.234% of net assets)	$2.32

Estimated Organization Costs	$2.67

Volume Purchase Discounts
For larger purchases, the initial sales charge (but not the Creation and Development Fee) is reduced to put more of your investment dollars to work for you. The deferred sales charge will not change.

If You Invest:	Your Initial Sales Charge Will Be:*

Less than $50,000	1.00%
$50,000 to $99,999	0.75%
$100,000 to $249,999	0.25%
$250,000 to $999,999	0.00%

If you invest $1,000,000 or more, you will not pay any initial sales charge, and will receive additional units, effectively reducing your deferred sales charge to 0.75% of your investment.

*These percentages are based on a unit price of $1,000 per 1,000 units and will vary as the unit price changes.

Is this Fund appropriate for you?

Yes, if you want capital appreciation and are willing to assume the added risk of investing in international common stocks. You may benefit from a professionally selected and monitored portfolio.

The Portfolio is not appropriate for you if you are not comfortable with the Strategy or are unwilling to take the increased risk involved with international equity investments. It generally is not appropriate if you are seeking preservation of capital or current income.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

This Portfolio should not be considered a complete investment program and may be considered speculative.

This Portfolio is designed for investors who can assume the risks generally associated with international equity investments, including higher price volatility, currency fluctuations and political developments.

This Portfolio may not be appropriate for investors seeking preservation of capital or current income.

The value of your investment will fluctuate with the prices of the underlying stocks. There can be no assurance that these prices will not decrease.

There can be no assurance that this Portfolio will meet its objective.

For more information on risk considerations, see the prospectus for this Fund.

Distributions and Taxes
Distribution Frequency (if any)
One (1) per year.

Reinvestment Options
By selecting the reinvestment option, you may choose to have your distributions used to purchase additional units of the fund (reinvestment).
Tax Reporting

When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Your taxable income will include foreign withholding taxes. However, subject to limitations, you may be able to credit these taxes against your U.S. federal income taxes. Please consult your tax advisor concerning state and local taxation.

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Unit Investment Trust Department
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Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O W E B S I T E S
Merrill Lynch (Sponsor) | Salomon Smith Barney (Sponsor) | Morgan Stanley Dean Witter (Sponsor) | UBS PaineWebberSM (Special Dealer)

The performance, fee and expense information included on this site will differ for Defined Asset Funds held in certain eligible accounts offered by the Sponsors. Please contact your financial professional for more information on these types of accounts.

Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advice should be sought in cases of doubt.

For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus from this site, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

Not all funds are registered for sale in all states. Ask your financial representative about the availability of specific funds in your state. In addition, the funds described here are not available to investors outside the US. Defined Asset Funds are sold by prospectus only. The prospectus is not an offer to sell or a solicitation of an offer to buy units in the funds, nor shall any such units be offered or sold to any person in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

Funds holding international securities can involve different risks than US investments. The risks include political and economic instability, changing currency exchange rates, foreign taxes and differences in financial accounting standards.

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